Clough Global Dividend and Income Fund

STATEMENT OF INVESTMENTS

July 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 88.90%
Communication Services 2.22%
Autohome, Inc. - ADR(a)(b)	8,600	$753,790
Tencent Holdings, Ltd.	18,400	1,267,770
		2,021,560

Consumer Discretionary 6.83%
DR Horton, Inc.(a)(b)	38,600	2,553,776
Lennar Corp. - Class A(a)(b)	34,800	2,517,780
Samsonite International S.A.(c)	622,800	582,597
Xinyi Glass Holdings, Ltd.	392,000	574,574
		6,228,727

Financials 33.67%
AGNC Investment Corp.(a)	213,700	2,906,320
Annaly Capital Management, Inc.(a)	404,700	2,998,827
Bank of America Corp.(a)(b)	57,361	1,427,142
Barings BDC, Inc.(a)	202,900	1,544,069
China Life Insurance Co., Ltd. - Class H	570,000	1,313,523
Citigroup, Inc.(a)(b)	29,906	1,495,599
First American Financial Corp.(a)(b)	72,300	3,688,023
Golub Capital BDC, Inc.(a)	139,775	1,653,538
HDFC Bank, Ltd.	102,178	1,410,586
Hong Kong Exchanges and Clearing, Ltd.	35,200	1,681,359
JPMorgan Chase & Co.(a)(b)	16,500	1,594,560
PennyMac Financial Services, Inc.	141,100	6,809,486
Sixth Street Specialty Lending, Inc.(a)(b)	94,400	1,608,576
Solar Capital, Ltd.(a)	34,600	559,482
		30,691,090

Health Care 16.37%
Amgen, Inc.(a)(b)	9,574	2,342,471
Eli Lilly & Co.(a)(b)	9,213	1,384,622
Gilead Sciences, Inc.(a)(b)	21,500	1,494,895
Quest Diagnostics, Inc.(a)(b)	33,675	4,279,082
Thermo Fisher Scientific, Inc.(a)(b)	5,221	2,161,233
Zimmer Biomet Holdings, Inc.(a)(b)	6,090	821,297
Zoetis, Inc.(a)(b)	16,065	2,436,739
		14,920,339

Industrials 0.80%
TransDigm Group, Inc.(a)	1,700	733,686

Information Technology 20.28%
Apple, Inc.(a)(b)	6,770	2,877,521
Citrix Systems, Inc.	5,310	758,055
Infineon Technologies AG	35,516	883,999
Intuit, Inc.(a)	2,505	767,457
Lam Research Corp.(a)(b)	3,460	1,304,974
Mastercard, Inc. - Class A(a)	2,494	769,474
MediaTek, Inc.	39,800	952,390
Microchip Technology, Inc.(a)	9,650	981,694

	Shares	Value
Information Technology (continued)
Microsoft Corp.(a)(b)	17,572	$3,602,436
NVIDIA Corp.(a)(b)	1,830	777,000
Samsung Electronics Co., Ltd.	27,235	1,323,574
Taiwan Semiconductor Manufacturing Co., Ltd.	59,000	856,970
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(b)	14,000	1,104,460
Teradyne, Inc.(a)(b)	8,900	791,744
Visa, Inc. - Class A(a)(b)	3,839	730,946
		18,482,694

Real Estate 8.73%
Community Healthcare Trust, Inc.(a)	115,500	5,281,815
Physicians Realty Trust(a)	59,600	1,075,184
SBA Communications Corp.(a)	5,155	1,605,989
		7,962,988

TOTAL COMMON STOCKS
(Cost $68,180,883)		81,041,084

PREFERRED STOCKS 1.31%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(a)(b)(d)	25,300	662,101
Trinity Capital, Inc., 01/16/2025 7.000%(a)(e)	22,400	532,560

TOTAL PREFERRED STOCKS
(Cost $1,192,500)		1,194,661

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.03%
Call Options Purchased 1.03%
Eurodollar Future Option
12/14/21, $100, $359,655,588	1,441	333,231
12/14/21, $99.875, $524,133,750	2,100	603,750

Total Call Options Purchased
(Cost $1,006,038)		936,981

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 22.15%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(f)	$250,000	254,959
Amgen, Inc.
02/21/2030, 2.450%(a)(b)	400,000	432,069
Ares Capital Corp.
07/15/2025, 3.250%	300,000	296,733
Bank of America Corp.
Series MM, Perpetual Maturity, 3M US L + 2.664%(a)(b)(d)(g)	1,000,000	945,550
Biogen, Inc.
05/01/2050, 3.150%(a)	500,000	529,490

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Broadcom, Inc.
04/15/2030, 5.000%(e)	$600,000	$714,398
Carvana Co.
10/01/2023, 8.875%(a)(b)(e)	500,000	521,250
Centene Corp.
01/15/2025, 4.750%(a)	250,000	259,393
01/15/2025, 4.750%	160,000	166,011
Charles Schwab Corp.
Series F, Perpetual Maturity, 3M US L + 2.575%(d)(g)	653,000	673,066
Delta Air Lines, Inc.
04/19/2021, 3.400%(a)	900,000	897,117
10/28/2024, 2.900%	250,000	217,118
DTE Electric Co.
03/01/2030, 2.250%	300,000	326,187
Eli Lilly and Co.
03/15/2029, 3.375%(a)(b)	400,000	472,000
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(a)(b)(d)(g)	700,000	603,064
Flex, Ltd.
05/12/2030, 4.875%(a)	500,000	582,422
General Dynamics Corp.
05/15/2025, 3.500%	300,000	339,373
Goldman Sachs Capital II
Perpetual Maturity, 3M US L + 0.768%(a)(b)(d)(g)	828,000	754,105
JPMorgan Chase & Co.
Series II, Perpetual Maturity, 1D US SOFR + 2.745%(a)(b)(d)(g)	450,000	420,469
Lennar Corp.
01/15/2022, 4.125%	250,000	256,494
Marriott International, Inc.
03/01/2021, 2.875%(a)	500,000	504,582
Series R, 06/15/2026, 3.125%	500,000	495,965
Massachusetts Mutual Life Insurance Co.
04/15/2050, 3.375%(e)	270,000	300,074
Mellon Capital IV
Series 1, Perpetual Maturity, 3M US L + 0.565%(a)(b)(d)(g)	585,000	552,459
Microchip Technology, Inc.
09/01/2023, 2.670%(e)	500,000	517,366
Micron Technology, Inc.
02/06/2029, 5.327%(a)(b)	1,000,000	1,220,483
NortonLifeLock, Inc.
04/15/2025, 5.000%(a)(b)(e)	900,000	928,989
PulteGroup, Inc.
03/01/2026, 5.500%(a)	300,000	347,459
Quest Diagnostics, Inc.
06/30/2031, 2.800%	300,000	329,421
Royal Caribbean Cruises, Ltd.
06/01/2023, 10.875%(e)	300,000	316,381
Southwest Airlines Co.
11/15/2026, 3.000%	500,000	487,043
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(f)	750,000	782,519
SVB Financial Group
06/05/2030, 3.125%	500,000	556,607

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Times China Holdings, Ltd.
06/04/2021, 7.850%(f)	$500,000	$506,987
Toll Brothers Finance Corp.
11/01/2029, 3.800%(a)	500,000	521,265
Truist Financial Corp.
Series N, Perpetual Maturity, 5Y US TI + 3.003%(a)(b)(d)(g)	983,000	991,909
U.S. Bancorp
Series I, Perpetual Maturity, 3M US L + 3.486%(d)(g)	500,000	497,100
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(a)(b)(d)(g)	770,000	672,406

TOTAL CORPORATE BONDS
(Cost $19,583,563)		20,190,283

CONVERTIBLE CORPORATE BONDS 3.49%
Ares Capital Corp.
02/01/2022, 3.750%(a)	550,000	552,679
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	1,021,114
Starwood Property Trust, Inc.
04/01/2023, 4.375%	400,000	386,847
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(e)	700,000	901,684
Two Harbors Investment Corp.
01/15/2022, 6.250%	314,000	318,317

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,023,021)		3,180,641

ASSET-BACKED SECURITIES 0.07%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	59,867	67,283

TOTAL ASSET-BACKED SECURITIES
(Cost $59,867)		67,283

GOVERNMENT & AGENCY OBLIGATIONS 32.77%
U.S. Treasury Bonds
11/15/2049, 2.375%	400,000	517,438
05/15/2050, 1.250%(a)	5,500,000	5,567,461
U.S. Treasury Notes
09/30/2020, 1.375%(a)	2,000,000	2,004,039
11/15/2020, 1.750%(a)	1,000,000	1,004,632
12/31/2020, 2.500%(a)	3,000,000	3,029,062
01/31/2021, 2.500%(a)	1,500,000	1,517,549
02/28/2021, 2.500%(a)	2,000,000	2,027,305
02/28/2022, 1.125%(a)	2,938,000	2,984,423
02/28/2023, 2.625%(a)	900,000	958,078
02/28/2025, 1.125%(a)	3,200,000	3,336,062
02/28/2027, 1.125%(a)	6,600,000	6,927,422

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $29,530,679)		29,873,471

Description/Maturity Date/Rate	Principal Amount	Value
MUNICIPAL BONDS 0.58%
University of Virginia, Higher Education Revenue Bonds
09/01/2050, 2.256%	$500,000	$523,700

TOTAL MUNICIPAL BONDS
(Cost $506,246)		523,700

Total Investments - 150.30%
(Cost $123,082,797)		137,008,104

Liabilities in Excess of Other Assets - (50.30%)(h)		(45,853,547)

NET ASSETS - 100.00%		$91,154,557

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (13.17%)
Financials (4.28%)
Deutsche Bank AG	(203,600)	(1,816,112)
Invesco, Ltd.	(121,700)	(1,221,868)
Mediobanca Banca di Credito Finanziario SpA	(40,686)	(324,844)
Societe Generale S.A.	(8,443)	(129,132)
UniCredit SpA	(44,837)	(407,791)
		(3,899,747)

Health Care (5.12%)
Alexion Pharmaceuticals, Inc.	(7,300)	(748,177)
Bruker Corp.	(14,100)	(629,142)
Charles River Laboratories International, Inc.	(5,175)	(1,029,773)
IQVIA Holdings, Inc.	(5,810)	(920,246)
PRA Health Sciences, Inc.	(12,560)	(1,338,394)
		(4,665,732)

Information Technology (3.77%)
Cree, Inc.	(12,300)	(847,716)
Fastly, Inc. - Class A	(4,700)	(453,503)
International Business Machines Corp.	(13,790)	(1,695,343)
Qualys, Inc.	(3,600)	(444,528)
		(3,441,090)

TOTAL COMMON STOCKS
(Proceeds $10,617,691)		(12,006,569)

TOTAL SECURITIES SOLD SHORT
(Proceeds $10,617,691)		$(12,006,569)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)
5Y US TI - U.S. 5 Year Treasury Note Rate
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2020 was 0.10%

Libor Rates:
3M US L - 3 Month LIBOR as of July 31, 2020 was 0.25%
1D SOFR as of July 31, 2020 was 0.10%
5Y US TI as of July 31, 2020 was 0.21%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2020, the aggregate value of those securities was $91,333,526, representing 100.20% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2020.
(c)	Non-income producing security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2020, these securities had an aggregate value of $4,732,702 or 5.19% of net assets.
(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2020, the aggregate value of those securities was $1,544,465, representing 1.69% of net assets.
(g)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(h)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,447	June 2021	$361,189,288	$2,616,540
EURODOLLAR 90 DAY	Morgan Stanley	Long	369	March 2022	92,116,238	3,006
					$453,305,526	$2,619,546

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$1,247,199	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$1,574,909	$327,710
Morgan Stanley	Sany Heavy Industry Co., Ltd.	2,161,971	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,308,051	146,080
Morgan Stanley	Wuliangye Yibin Co., Ltd.	543,469	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	872,555	329,086
		$3,952,639				$4,755,515	$802,876

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(89,724)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(90,985)	$(1,261)
Morgan Stanley	C&S Paper Co., Ltd.	757,814	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	755,435	(2,379)
		$668,090				$664,450	$(3,640)
TOTAL		$4,620,729				$5,419,965	$799,236

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

July 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 122.47%
Communication Services 8.12%
Autohome, Inc. - ADR(a)	16,200	$1,419,930
Bilibili, Inc. - Sponsored ADR(b)	14,100	614,478
GCI Liberty, Inc. - Class A(a)(b)	20,800	1,630,512
Netflix, Inc.(a)(b)	2,770	1,354,198
Tencent Holdings, Ltd.	57,650	3,972,117
Tencent Music Entertainment Group - ADR(b)	92,900	1,499,406
T-Mobile US, Inc.(a)(b)(c)	38,371	4,120,278
		14,610,919

Consumer Discretionary 16.85%
Alibaba Group Holding, Ltd.(b)	85,050	2,699,547
Amazon.com, Inc.(a)(b)(c)	2,318	7,335,728
Carnival Corp.(a)(c)	79,100	1,097,908
Carvana Co.(a)(b)	12,145	1,881,868
DR Horton, Inc.(a)(c)	70,900	4,690,744
Lennar Corp. - Class A(a)(c)	63,700	4,608,695
Meituan Dianping - Class B(b)	62,300	1,542,569
Pinduoduo, Inc. - ADR(b)	7,300	670,140
Royal Caribbean Cruises Ltd.(a)(c)	61,120	2,977,155
Samsonite International S.A.(b)	1,158,600	1,083,810
Wayfair, Inc. - Class A(a)(b)(c)	6,450	1,716,280
		30,304,444

Financials 30.30%
AGNC Investment Corp.(a)	462,300	6,287,280
Annaly Capital Management, Inc.(a)	753,100	5,580,471
Bank of America Corp.(a)(c)	130,995	3,259,155
China Life Insurance Co., Ltd. - Class H	536,000	1,235,173
Citigroup, Inc.(a)(c)	67,562	3,378,776
First American Financial Corp.(a)	150,000	7,651,500
Golub Capital BDC, Inc.(a)	219,261	2,593,858
HDFC Bank, Ltd.	175,164	2,418,170
Hong Kong Exchanges and Clearing, Ltd.	66,900	3,195,538
JPMorgan Chase & Co.(a)(c)	35,350	3,416,224
PennyMac Financial Services, Inc.(a)	247,600	11,949,176
Sixth Street Specialty Lending, Inc.(a)(c)	170,000	2,896,800
Solar Capital, Ltd.(a)	39,400	637,098
		54,499,219

Health Care 32.86%
1Life Healthcare, Inc.(a)(b)(c)	46,300	1,370,943
Amgen, Inc.(a)(c)	10,394	2,543,100
Amphivena Therapeutics, Inc. - Series C(b)(d)(e)(f)(g)	334,425	1,226,771
Apellis Pharmaceuticals, Inc.(a)(b)(c)	77,397	2,003,808
Arcellx, Inc.(b)(d)(e)(f)(g)	234,345	365,813
Centrexion Therapeutics(b)(d)(e)(f)(g)	66,719	749,988
Centrexion Therapeutics Corp.(b)(e)(f)(g)	4,336	48,741

	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(b)(d)(e)(f)(g)	842,907	$1,350,000
CRISPR Therapeutics AG(a)(b)	46,080	3,937,997
Flexion Therapeutics, Inc.(a)(b)(c)	266,500	3,616,405
Fusion Pharmaceuticals, Inc.(b)	78,000	1,073,280
Galapagos NV - Sponsored ADR(a)(b)(c)	3,366	619,815
Gilead Sciences, Inc.(a)(c)	19,600	1,362,788
Gossamer Bio, Inc.(a)(b)	87,821	1,046,826
GW Pharmaceuticals PLC - ADR(a)(b)(c)	24,148	3,082,009
Hologic, Inc.(a)(b)	25,600	1,786,368
Idorsia, Ltd.(b)(d)	43,613	1,195,060
Laboratory Corp. of America Holdings(a)(b)	13,590	2,621,783
Mirati Therapeutics, Inc.(a)(b)(c)	26,880	3,260,813
Moderna, Inc.(a)(b)(c)	39,430	2,921,763
Quest Diagnostics, Inc.(a)(c)	20,610	2,618,913
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	6,125	3,871,429
Repare Therapeutics, Inc.(b)	4,300	102,598
SmileDirectClub, Inc.(a)(b)	126,700	1,070,615
Teladoc Health, Inc.(a)(b)(c)	14,034	3,334,899
Thermo Fisher Scientific, Inc.(a)(c)	6,759	2,797,888
Veracyte, Inc.(a)(b)(c)	54,310	1,937,238
Vertex Pharmaceuticals, Inc.(a)(b)(c)	6,030	1,640,160
Vir Biotechnology, Inc.(b)	32,900	1,571,304
Zai Lab, Ltd. - ADR(a)(b)(c)	35,290	2,685,922
Zoetis, Inc.(a)	8,565	1,299,139
		59,114,176

Industrials 0.76%
TransDigm Group, Inc.(a)	3,165	1,365,951

Information Technology 29.39%
Cadence Design Systems, Inc.(a)(b)(c)	12,530	1,368,903
Citrix Systems, Inc.	9,950	1,420,462
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	14,150	1,601,780
Five9, Inc.(b)	6,200	749,084
GDS Holdings, Ltd. - ADR(a)(b)(c)	16,770	1,346,463
Infineon Technologies AG	102,352	2,547,557
Intuit, Inc.(a)	4,650	1,424,621
Lam Research Corp.(a)(c)	6,155	2,321,420
Mastercard, Inc. - Class A(a)	4,640	1,431,579
MediaTek, Inc.	70,700	1,691,809
Microchip Technology, Inc.(a)	18,800	1,912,524
Micron Technology, Inc.(a)(b)(c)	47,973	2,401,289
Microsoft Corp.(a)	18,344	3,760,703
NVIDIA Corp.(a)	3,500	1,486,065
Okta, Inc.(a)(b)(c)	7,200	1,591,056
PayPal Holdings, Inc.(a)(b)(c)	12,265	2,404,799
Qorvo, Inc.(a)(b)	12,040	1,542,926
RingCentral, Inc. - Class A(a)(b)(c)	7,090	2,058,014
salesforce.com, Inc.(a)(b)	4,089	796,742
Samsung Electronics Co., Ltd.	49,745	2,417,522
Shopify, Inc. - Class A(b)	723	740,352
Smartsheet, Inc. - Class A(a)(b)	22,900	1,093,246
Splunk, Inc.(b)	7,010	1,470,838

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	111,000	$1,612,265
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(c)	26,600	2,098,474
Teradyne, Inc.(a)(c)	16,500	1,467,840
Twilio, Inc. - Class A(a)(b)(c)	6,660	1,847,617
Visa, Inc. - Class A(a)(c)	7,160	1,363,264
Weimob, Inc.(b)	502,000	693,057
WNS Holdings, Ltd. - ADR(a)(b)	26,200	1,675,752
Workday, Inc. - Class A(a)(b)	6,195	1,120,799
Zendesk, Inc.(a)(b)	15,400	1,403,710
		52,862,532

Real Estate 4.19%
Community Healthcare Trust, Inc.(a)	59,700	2,730,081
Physicians Realty Trust(a)	101,400	1,829,256
SBA Communications Corp.(a)	9,550	2,975,207
		7,534,544

TOTAL COMMON STOCKS
(Cost $185,103,735)		220,291,785

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.98%
Call Options Purchased 0.98%
Eurodollar Future Option
12/14/21, $100, $654,668,013	2,623	606,569
12/14/21, $99.875, $998,350,000	4,000	1,150,000

Total Call Options Purchased
(Cost $1,885,275)		1,756,569

Description/Maturity Date/Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 20.97%
U.S. Treasury Bonds
11/15/2049, 2.375%	$2,400,000	3,104,625
05/15/2050, 1.250%(a)	10,000,000	10,122,656
U.S. Treasury Notes
11/15/2020, 1.750%(a)	4,000,000	4,018,529
12/31/2020, 2.500%	2,000,000	2,019,375
02/28/2021, 2.500%(a)	3,000,000	3,040,957
03/31/2021, 1.250%(a)	5,000,000	5,037,793
02/28/2022, 1.125%(a)	3,000,000	3,047,402
02/28/2025, 1.125%(a)	3,000,000	3,127,559
02/28/2027, 1.125%(a)	4,000,000	4,198,437

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $37,244,882)		37,717,333

	Shares	Value
SHORT-TERM INVESTMENTS 0.19%
Money Market Funds 0.19%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.087% 7-day yield)	346,377	$346,377

TOTAL SHORT-TERM INVESTMENTS
(Cost $346,377)		346,377

Total Investments - 144.61%
(Cost $224,580,269)		260,112,064

Liabilities in Excess of Other Assets - (44.61%)(h)		(80,239,198)

NET ASSETS - 100.00%		$179,872,866

SCHEDULE OF SECURITIES SOLD SHORT(b)	Shares	Value
COMMON STOCKS (12.35%)
Financials (3.88%)
Deutsche Bank AG	(356,200)	(3,177,304)
Invesco, Ltd.	(226,900)	(2,278,076)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	(539,035)
Societe Generale S.A.	(14,196)	(217,121)
UniCredit SpA	(84,636)	(769,763)
		(6,981,299)

Health Care (4.57%)
Alexion Pharmaceuticals, Inc.	(13,000)	(1,332,370)
Bruker Corp.	(24,420)	(1,089,620)
Charles River Laboratories International, Inc.	(9,135)	(1,817,774)
IQVIA Holdings, Inc.	(10,220)	(1,618,746)
PRA Health Sciences, Inc.	(22,220)	(2,367,763)
		(8,226,273)

Information Technology (3.90%)
Cree, Inc.	(22,700)	(1,564,484)
Fastly, Inc. - Class A	(8,800)	(849,112)
International Business Machines Corp.	(25,690)	(3,158,329)
Qualys, Inc.	(6,400)	(790,272)
Slack Technologies, Inc. - Class A	(22,100)	(653,055)
		(7,015,252)

TOTAL COMMON STOCKS
(Proceeds $19,759,176)		(22,222,824)

TOTAL SECURITIES SOLD SHORT
(Proceeds $19,759,176)		$(22,222,824)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2020 was 0.10%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2020, the aggregate value of those securities was $184,972,696, representing 102.84% of net assets. (See Note 1)
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2020.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2020, these securities had an aggregate value of $3,951,598 or 2.20% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2020, these securities had an aggregate value of $3,741,313 or 2.08% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2020, these securities had an aggregate value of $3,741,313 or 2.08% of total net assets.
(h)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	2,467	June 2021	$615,794,038	$4,618,938
EURODOLLAR 90 DAY	Morgan Stanley	Long	695	March 2022	173,498,063	5,661
					$789,292,101	$4,624,599

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$2,104,054	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$2,656,908	$552,854
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	1,414,191	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	1,930,897	516,706
Morgan Stanley	Sany Heavy Industry Co., Ltd.	3,476,687	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	3,757,728	281,041
Morgan Stanley	Wuliangye Yibin Co., Ltd.	984,067	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	1,579,948	595,881
Morgan Stanley	Zoomlion Heavy Industry Science	2,204,767	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,546,819	342,052
		$10,183,766				$12,472,300	$2,288,534

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(153,443)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(155,599)	$(2,156)
Morgan Stanley	C&S Paper Co., Ltd.	1,457,740	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	1,453,164	(4,576)
		$1,304,297				$1,297,565	$(6,732)
TOTAL		$11,488,063				$13,769,865	$2,281,802

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
CRISPR Therapeutics AG	Morgan Stanley	09/18/2020	$105	(230)	$(1,965,580)	$(49,450)
					$(1,965,580)	$(49,450)

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

July 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 113.63%
Communication Services 8.16%
Autohome, Inc. - ADR(a)(b)	32,100	$2,813,565
Bilibili, Inc. - Sponsored ADR(c)	28,300	1,233,314
GCI Liberty, Inc. - Class A(a)(c)	41,200	3,229,668
Netflix, Inc.(a)(b)(c)	5,560	2,718,173
Tencent Holdings, Ltd.	115,900	7,985,575
Tencent Music Entertainment Group - ADR(c)	186,400	3,008,496
T-Mobile US, Inc.(a)(b)(c)	77,214	8,291,239
		29,280,030

Consumer Discretionary 14.96%
Alibaba Group Holding, Ltd.(c)	171,620	5,447,340
Amazon.com, Inc.(a)(c)	3,117	9,864,308
Carnival Corp.(a)(b)	156,740	2,175,551
Carvana Co.(a)(c)	24,458	3,789,767
DR Horton, Inc.(a)(b)	125,800	8,322,928
Lennar Corp. - Class A(a)(b)	112,200	8,117,670
Meituan Dianping - Class B(c)	123,400	3,055,425
Pinduoduo, Inc. - ADR(c)	14,700	1,349,460
Royal Caribbean Cruises Ltd.(a)(b)	122,447	5,964,393
Samsonite International S.A.(c)	2,294,700	2,146,572
Wayfair, Inc. - Class A(a)(b)(c)	12,960	3,448,526
		53,681,940

Financials 27.58%
AGNC Investment Corp.	812,900	11,055,440
Annaly Capital Management, Inc.(a)	1,500,900	11,121,669
Bank of America Corp.(a)(b)	215,730	5,367,362
Barings BDC, Inc.(a)	242,000	1,841,620
China Life Insurance Co., Ltd. - Class H	1,075,000	2,477,259
Citigroup, Inc.(a)(b)	112,641	5,633,176
First American Financial Corp.(a)(b)	271,300	13,839,013
Golub Capital BDC, Inc.(a)	171,896	2,033,530
HDFC Bank, Ltd.	360,606	4,978,231
Hong Kong Exchanges and Clearing, Ltd.	134,300	6,414,959
JPMorgan Chase & Co.(a)(b)	62,200	6,011,008
PennyMac Financial Services, Inc.(a)	490,137	23,654,012
Sixth Street Specialty Lending, Inc.(a)(b)	198,627	3,384,604
Solar Capital, Ltd.(a)	68,985	1,115,488
		98,927,371

Health Care 31.74%
1Life Healthcare, Inc.(a)(b)(c)	92,800	2,747,808
Amgen, Inc.(a)(b)	20,845	5,100,146
Amphivena Therapeutics, Inc. - Series C(c)(d)(e)(f)(g)	780,326	2,862,470
Apellis Pharmaceuticals, Inc.(a)(b)(c)	156,301	4,046,633
Arcellx, Inc.(c)(d)(e)(f)(g)	538,792	841,054
Centrexion Therapeutics(c)(d)(e)(f)(g)	217,952	2,449,998

	Shares	Value
Health Care (continued)
Centrexion Therapeutics Corp.(c)(e)(f)(g)	14,166	$159,240
Checkmate Pharmaceuticals, Inc.(c)(d)(e)(f)(g)	1,685,814	2,700,000
CRISPR Therapeutics AG(c)	107,438	9,181,652
Flexion Therapeutics, Inc.(a)(b)(c)	528,450	7,171,067
Fusion Pharmaceuticals, Inc.(c)	156,700	2,156,192
Galapagos NV - Sponsored ADR(a)(b)(c)	6,819	1,255,651
Gilead Sciences, Inc.(a)(b)	39,000	2,711,670
Gossamer Bio, Inc.(a)(c)	180,188	2,147,841
GW Pharmaceuticals PLC - ADR(a)(b)(c)	45,354	5,788,531
Hologic, Inc.(a)(c)	51,600	3,600,648
Laboratory Corp. of America Holdings(a)(c)	27,375	5,281,185
Mirati Therapeutics, Inc.(a)(b)(c)	54,360	6,594,412
Moderna, Inc.(a)(b)(c)	78,500	5,816,850
Quest Diagnostics, Inc.(a)(b)	41,520	5,275,946
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	12,310	7,780,782
Repare Therapeutics, Inc.(c)	8,913	212,664
SmileDirectClub, Inc.(a)(c)	253,700	2,143,765
Teladoc Health, Inc.(a)(b)(c)	28,543	6,782,673
Thermo Fisher Scientific, Inc.(a)(b)	13,597	5,628,478
Vertex Pharmaceuticals, Inc.(a)(b)(c)	12,228	3,326,016
Vir Biotechnology, Inc.(c)	66,183	3,160,900
Zai Lab, Ltd. - ADR(a)(b)(c)	71,220	5,420,554
Zoetis, Inc.(a)(b)	10,005	1,517,558
		113,862,384

Industrials 0.77%
TransDigm Group, Inc.(a)	6,375	2,751,323

Information Technology 26.39%
Cadence Design Systems, Inc.(a)(b)(c)	25,110	2,743,267
Citrix Systems, Inc.	20,080	2,866,621
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	28,600	3,237,520
Five9, Inc.(c)	12,500	1,510,250
GDS Holdings, Ltd. - ADR(a)(b)(c)	33,895	2,721,429
Infineon Technologies AG	202,591	5,042,522
Intuit, Inc.(a)	9,310	2,852,305
Lam Research Corp.(a)(b)	7,660	2,889,046
Mastercard, Inc. - Class A(a)	9,347	2,883,830
MediaTek, Inc.	142,100	3,400,369
Microchip Technology, Inc.(a)	36,750	3,738,577
Micron Technology, Inc.(a)(b)(c)	97,773	4,894,027
Microsoft Corp.(a)	32,268	6,615,263
NVIDIA Corp.(a)(b)	7,100	3,014,589
Okta, Inc.(a)(b)(c)	14,490	3,202,000
Qorvo, Inc.(a)(c)	24,240	3,106,356
RingCentral, Inc. - Class A(a)(b)(c)	14,175	4,114,577
Samsung Electronics Co., Ltd.	99,694	4,844,958
Shopify, Inc. - Class A(a)(c)	1,462	1,497,088
Smartsheet, Inc. - Class A(a)(b)(c)	45,500	2,172,170
Splunk, Inc.(c)	14,060	2,950,069
Taiwan Semiconductor Manufacturing Co., Ltd.	225,000	3,268,105

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(b)	52,800	$4,165,392
Teradyne, Inc.(a)(b)	33,300	2,962,368
Twilio, Inc. - Class A(a)(b)(c)	13,420	3,722,976
Visa, Inc. - Class A(a)(b)	14,414	2,744,426
Weimob, Inc.(c)	1,006,000	1,388,875
WNS Holdings, Ltd. - ADR(a)(c)	51,905	3,319,844
Zendesk, Inc.(a)(b)(c)	30,600	2,789,190
		94,658,009

Real Estate 4.03%
Community Healthcare Trust, Inc.(a)	103,411	4,728,985
Physicians Realty Trust(a)	207,400	3,741,496
SBA Communications Corp.(a)	19,215	5,986,241
		14,456,722

TOTAL COMMON STOCKS
(Cost $342,867,710)		407,617,779

PREFERRED STOCKS 0.24%
Trinity Capital, Inc., 01/16/2025 7.000%(a)(b)(d)	36,600	870,165

TOTAL PREFERRED STOCKS
(Cost $915,000)		870,165

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.98%
Call Options Purchased 0.98%
Eurodollar Future Option
12/14/21, $100, $1,323,562,513	5,303	1,226,319
12/14/21, $99.875, $1,971,741,250	7,900	2,271,250

Total Call Options Purchased
(Cost $3,754,614)		3,497,569

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 7.34%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(h)	$750,000	764,878
Bank of America Corp.
Series MM, Perpetual Maturity, 3M US L + 2.664%(a)(i)(j)	1,500,000	1,418,325
Centene Corp.
01/15/2025, 4.750%(a)(b)	750,000	778,177
Delta Air Lines, Inc.
04/19/2021, 3.400%(a)	1,500,000	1,495,195
10/28/2024, 2.900%	750,000	651,355
Fifth Third Bancorp
Series J, Perpetual Maturity, 3M US L + 3.129%(a)(b)(i)(j)	1,500,000	1,292,280
Flex, Ltd.
05/12/2030, 4.875%(a)	1,000,000	1,164,844

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Goldman Sachs Capital II
Perpetual Maturity, 3M US L + 0.768%(a)(b)(i)(j)	$2,356,000	$2,145,739
JPMorgan Chase & Co.
Series II, Perpetual Maturity, 1D US SOFR + 2.745%(a)(i)(j)	920,000	859,625
Marriott International, Inc.
Series R, 06/15/2026, 3.125%	1,500,000	1,487,895
Massachusetts Mutual Life Insurance Co.
04/15/2050, 3.375%(d)	970,000	1,078,045
NortonLifeLock, Inc.
04/15/2025, 5.000%(a)(d)	1,200,000	1,238,652
Southwest Airlines Co.
11/15/2026, 3.000%	1,500,000	1,461,130
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(h)	2,250,000	2,347,556
Times China Holdings, Ltd.
06/04/2021, 7.850%(h)	1,500,000	1,520,960
Toll Brothers Finance Corp.
11/01/2029, 3.800%(a)	50,000	52,127
Truist Financial Corp.
Series N, Perpetual Maturity, 5Y US TI + 3.003%(a)(i)(j)	2,100,000	2,119,032
U.S. Bancorp
Series I, Perpetual Maturity, 3M US L + 3.486%(i)(j)	2,200,000	2,187,240
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(a)(b)(i)(j)	2,614,000	2,282,689

TOTAL CORPORATE BONDS
(Cost $26,325,412)		26,345,744

CONVERTIBLE CORPORATE BONDS 0.14%
Two Harbors Investment Corp.
01/15/2022, 6.250%	500,000	506,875

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $498,784)		506,875

GOVERNMENT & AGENCY OBLIGATIONS 23.13%
U.S. Treasury Bonds
11/15/2042, 2.750%(a)	8,420,000	11,210,769
11/15/2049, 2.375%	4,700,000	6,079,891
05/15/2050, 1.250%(a)	23,000,000	23,282,109
U.S. Treasury Notes
10/31/2020, 1.750%(a)	4,000,000	4,015,856
12/31/2020, 2.500%(a)	3,000,000	3,029,063
01/31/2021, 2.500%(a)	2,000,000	2,023,398
03/31/2021, 1.250%(a)	5,000,000	5,037,793
02/28/2022, 1.125%(a)	11,984,000	12,173,357
02/28/2025, 1.125%(a)	8,000,000	8,340,156
02/28/2027, 1.125%(a)	7,400,000	7,767,109

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $81,505,354)		82,959,501

Description/Maturity Date/Rate	Principal Amount	Value
MUNICIPAL BONDS 0.73%
University of Virginia, Higher Education Revenue Bonds
09/01/2050, 2.256%	$2,500,000	$2,618,500

TOTAL MUNICIPAL BONDS
(Cost $2,531,232)		2,618,500

Total Investments - 146.19%
(Cost $458,398,106)		524,416,133

Liabilities in Excess of Other Assets - (46.19%)(k)		(165,698,071)

NET ASSETS - 100.00%		$358,718,062

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (12.51%)
Financials (4.04%)
Deutsche Bank AG	(721,443)	(6,435,272)
Invesco, Ltd.	(451,100)	(4,529,044)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(1,257,546)
Societe Generale S.A.	(30,516)	(466,728)
UniCredit SpA	(197,432)	(1,795,640)
		(14,484,230)

Health Care (4.63%)
Alexion Pharmaceuticals, Inc.	(26,200)	(2,685,238)
Bruker Corp.	(49,310)	(2,200,212)
Charles River Laboratories International, Inc.	(18,440)	(3,669,376)
IQVIA Holdings, Inc.	(20,660)	(3,272,337)
PRA Health Sciences, Inc.	(44,910)	(4,785,610)
		(16,612,773)

Information Technology (3.84%)
Cree, Inc.	(45,700)	(3,149,644)
Fastly, Inc. - Class A	(17,800)	(1,717,522)
International Business Machines Corp.	(51,525)	(6,334,484)
Qualys, Inc.	(10,400)	(1,284,192)
Slack Technologies, Inc. - Class A	(44,500)	(1,314,975)
		(13,800,817)

TOTAL COMMON STOCKS
(Proceeds $40,082,658)		(44,897,820)

TOTAL SECURITIES SOLD SHORT
(Proceeds $40,082,658)		$(44,897,820)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)
5Y US TI - U.S. 5 Year Treasury Note Rate
LIBOR - London Interbank Offered Rate

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2020 was 0.10%

Libor Rates:
3M US L - 3 Month LIBOR as of July 31, 2020 was 0.25%
5Y US TI as of July 31, 2020 was 0.21%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2020, the aggregate value of those securities was $339,655,977, representing 94.69% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2020.
(c)	Non-income producing security.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2020, these securities had an aggregate value of $12,040,384 or 3.36% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2020, these securities had an aggregate value of $9,012,762 or 2.51% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2020, these securities had an aggregate value of $9,012,762 or 2.51% of total net assets.
(h)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2020, the aggregate value of those securities was $4,633,394, representing 1.29% of net assets.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	4,958	June 2021	$1,237,578,775	$9,242,705
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,399	March 2022	349,242,863	11,395
					$1,586,821,638	$9,254,100

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$4,262,565	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$5,382,583	$1,120,018
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	2,845,456	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	3,885,240	1,039,784
Morgan Stanley	Sany Heavy Industry Co., Ltd.	7,006,566	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	7,574,547	567,981
Morgan Stanley	Wuliangye Yibin Co., Ltd.	1,977,838	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	3,175,478	1,197,640
Morgan Stanley	Zoomlion Heavy Industry Science	4,438,428	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	5,129,411	690,983
		$20,530,853				$25,147,259	$4,616,406

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(311,891)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(316,272)	$(4,381)
Morgan Stanley	C&S Paper Co., Ltd.	2,924,034	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,914,854	(9,180)
		$2,612,143				$2,598,582	$(13,561)
TOTAL		$23,142,996				$27,745,841	$4,602,845

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
CRISPR Therapeutics AG	Morgan Stanley	09/18/2020	$105	(537)	$(4,589,202)	$(115,455)
					$(4,589,202)	$(115,455)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

July 31, 2020 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2020, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$81,041,084	$–	$–	$81,041,084
Preferred Stocks	1,194,661	–	–	1,194,661
Purchased Options	936,981	–	–	936,981
Corporate Bonds	–	20,190,283	–	20,190,283
Asset-Backed Securities	–	67,283	–	67,283
Government & Agency Obligations	–	29,873,471	–	29,873,471
Municipal Bonds	–	523,700	–	523,700
Convertible Corporate Bond	–	3,180,641	–	3,180,641
TOTAL	$83,172,726	$53,835,378	$–	$137,008,104

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$2,619,546	$–	$–	$2,619,546
Total Return Swap Contracts**	–	802,876	–	802,876

Liabilities
Securities Sold Short
Common Stocks	(12,006,569)	–	–	(12,006,569)
Total Return Swap Contracts**	–	(3,640)	–	(3,640)
TOTAL	$(9,387,023)	$799,236	$–	$(8,587,787)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$14,610,919	$–	$–	$14,610,919
Consumer Discretionary	30,304,444	–	–	30,304,444
Financials	54,499,219	–	–	54,499,219
Health Care	55,372,863	–	3,741,313	59,114,176
Industrials	1,365,951	–	–	1,365,951
Information Technology	52,862,532	–	–	52,862,532
Real Estate	7,534,544	–	–	7,534,544
Purchased Options	1,756,569	–	–	1,756,569
Government & Agency Obligations	–	37,717,333	–	37,717,333
Short-Term Investments	346,377	–	–	346,377
TOTAL	$218,653,418	$37,717,333	$3,741,313	$260,112,064

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$4,624,599	$–	$–	$4,624,599
Total Return Swap Contracts**	–	2,288,534	–	2,288,534

Liabilities
Written Options	(49,450)	–	–	(49,450)
Securities Sold Short
Common Stocks	(22,222,824)	–	–	(22,222,824)
Total Return Swap Contracts**	–	(6,732)	–	(6,732)
TOTAL	$(17,598,225)	$2,281,802	$–	$(15,316,423)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$29,280,030	$–	$–	$29,280,030
Consumer Discretionary	53,681,940	–	–	53,681,940
Financials	98,927,371	–	–	98,927,371
Health Care	104,849,622	–	9,012,762	113,862,384
Industrials	2,751,323	–	–	2,751,323
Information Technology	94,658,009	–	–	94,658,009
Real Estate	14,456,722	–	–	14,456,722
Preferred Stocks	870,165	–	–	870,165
Purchased Options	3,497,569	–	–	3,497,569
Corporate Bonds	–	26,345,744	–	26,345,744
Government & Agency Obligations	–	82,959,501	–	82,959,501
Municipal Bonds	–	2,618,500	–	2,618,500
Convertible Corporate Bond	–	506,875	–	506,875
TOTAL	$402,972,751	$112,430,620	$9,012,762	$524,416,133

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$9,254,100	$–	$–	$9,254,100
Total Return Swap Contracts**	–	4,616,406	–	4,616,406

Liabilities
Written Options	(115,455)	–	–	(115,455)
Securities Sold Short
Common Stocks	(44,897,820)	–	–	(44,897,820)
Total Return Swap Contracts**	–	(13,561)	–	(13,561)
TOTAL	$(35,643,720)	$4,602,845	$–	$(31,040,875)

*	For detailed sector descriptions, see the accompanying Statements of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2020
Common Stocks	$2,364,539	$–	$26,774	$1,350,000	$–	$ – –	$–	$3,741,313	$26,774
Total	$2,364,539	$–	$26,774	$1,350,000	$–	$ – –	$–	$3,741,313	$26,774

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2020
Common Stocks	$6,250,289	$–	$62,473	$2,700,000	$–	$–	$–	$9,012,762	$62,473
Total	$6,250,289	$–	$62,473	$2,700,000	$–	$–	$–	$9,012,762	$62,473

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2020:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium

Clough Global Equity Fund	Health Care	$1,715,813	Recent Financings	Transaction Price	N/A
Clough Global Equity Fund	Health Care	$1,226,771	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
Clough Global Equity Fund	Health Care	$798,729	Accomplishment and Goals	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$2,862,470	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$3,541,054	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$2,609,238	Accomplishment and Goals	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended July 31, 2020.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds invested in futures during the reporting period ended July 31, 2020.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended July 31, 2020, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended July 31, 2020, each Fund held rights and did not hold warrants. As of the period ended July 31, 2020, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of July 31, 2020 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value

Clough Global Dividend and Income Fund	Agile Group Holdings, Ltd.	0.28%	11/5/2019	250,000	$253,957	$254,959
	Broadcom, Inc.	0.78%	4/21/2020-5/11/2020	600,000	654,004	714,398
	Carvana Co.	0.57%	4/24/2020	500,000	495,327	521,250
	Massachusetts Mutual Life Insurance Co.	0.33%	4/29/2020-5/5/2020	270,000	280,845	300,074
	Microchip Technology, Inc.	0.57%	7/13/2020	500,000	516,558	517,366
	Norton LifeLock, Inc.	1.02%	4/16/2020-5/26/2020	900,000	918,234	928,989
	Royal Caribbean Cruises, Ltd.	0.35%	5/14/2020-6/2/2020	300,000	298,365	316,381
	Sunac China Holdings, Ltd.	0.86%	1/16/2020	750,000	796,523	782,519
	Teladoc Health, Inc.	0.99%	5/18/2020	700,000	723,823	901,684
	Times China Holdings, Ltd.	0.56%	11/6/2019	500,000	504,230	506,987
	Trinity Capital, Inc.	0.58%	1/9/2020	22,400	560,000	532,560
Total		6.89%			$6,001,866	$6,277,167

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.68%	4/8/2019	334,425	$1,199,997	$1,226,771
	Arcellx, Inc.	0.20%	8/8/2019	234,345	365,813	365,813
	Centrexion Therapeutics	0.42%	12/18/2017	66,719	701,250	749,988
	Centrexion Therapeutics Corp.	0.03%	3/19/2019	4,336	48,741	48,741
	Checkmate Pharmaceuticals, Inc.	0.75%	6/9/2020	842,907	1,350,000	1,350,000
	Idorsia, Ltd.	0.14%	7/11/2018	9,453	243,097	259,026
Total		2.22%			$3,908,898	$4,000,339

Clough Global Opportunities Fund	Agile Group Holdings, Ltd.	0.21%	11/5/2019	750,000	$761,872	$764,878
	Amphivena Therapeutics, Inc.	0.80%	4/8/2019	780,326	2,799,997	2,862,470
	Arcellx, Inc.	0.23%	8/8/2019	538,792	841,054	841,054
	Centrexion Therapeutics	0.68%	12/18/2017	217,952	2,290,759	2,449,998
	Centrexion Therapeutics Corp.	0.04%	3/19/2019	14,166	159,240	159,240
	Checkmate Pharmaceuticals, Inc.	0.75%	6/9/2020	1,685,814	2,700,000	2,700,000
	Massachusetts Mutual Life Insurance Co.	0.30%	4/29/2020-5/5/2020	970,000	1,003,544	1,078,045
	Norton LifeLock, Inc.	0.35%	4/23/2020	1,200,000	1,221,595	1,238,652
	Sunac China Holdings, Ltd.	0.66%	1/16/2020	2,250,000	2,389,569	2,347,556
	Times China Holdings, Ltd.	0.43%	11/6/2019	1,500,000	1,512,689	1,520,960
	Trinity Capital, Inc.	0.24%	1/9/2020	36,600	915,000	870,165
Total		4.69%			$16,595,319	$16,833,018

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2020, the pledged collateral was valued at $85,689,578, $175,639,682 and $321,731,079 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $87,500,000 and $178,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to January 9, 2020, The Maximum Commitment Financing amount was $49,500,000 and $84,500,000 for the Clough Global Dividend and Income Fund and Clough Global Equity Fund, respectively. As of July 31, 2020, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $87,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2020, was 0.95%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2020, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $42,810,100, $81,814,891 and $160,543,070, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2020.